UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    April 20, 2006


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Texas                            0-7674                75-0944023
----------------------------       ---------------------     ------------------
(State or other Jurisdiction       (Commission File No.)     (IRS Employer
of Incorporation)                                            Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (325) 627-7155


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02         Results of Operations and Financial Condition

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended March 31, 2006 of First Financial Bankshares, Inc.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST FINANCIAL BANKSHARES, INC.
                                           (Registrant)



DATE:  April 20, 2006             By:      /S/ F. Scott Dueser
                                           -------------------------------------
                                           F. SCOTT DUESER
                                           President and Chief Executive Officer

                                                                         EXHIBIT

For immediate release              For More Information:
                                   J. Bruce Hildebrand, Executive Vice President
                                   325.627.7155

                      FIRST FINANCIAL BANKSHARES ANNOUNCES
                         FIRST QUARTER EARNINGS RESULTS

ABILENE, Texas, April 20, 2006 - First Financial Bankshares, Inc. today reported earnings for the first quarter of 2006 of $11.47 million, compared with $12.08 million in the same quarter last year. Basic earnings per share were $0.55 compared with $0.58 in the same period last year. The 2005 results included a $3.0 million special distribution of proceeds to the Company from the merger of PULSE EFT Association and Discover Financial Services, Inc. Excluding these special proceeds, the Company's net income in the first quarter of 2006 would have increased 13.10 percent and its basic earnings per share 12.24 percent.

Net interest income for the first quarter increased 12.22 percent to $25.65 million compared with $22.86 million in the same quarter last year, primarily due to an increase in interest-earning assets from the acquisition in December 2005 of The First National Bank of Bridgeport. The net interest margin, on a taxable equivalent basis, was 4.41 percent for the first quarter of 2006 compared with 4.52 percent in the same period a year ago. This decrease in the net interest margin was due primarily to the flattening yield curve between short and long-term interest rates, which has put pressure on margins in recent quarters. The provision for loan losses was $333,000 in the first quarter of 2006, down from $410,000 in the same quarter last year.

Noninterest income in the first quarter was $11.48 million compared with $13.35 million in the same quarter a year earlier. However, excluding the proceeds from the PULSE/Discover transaction described above, noninterest income in the first quarter of 2005 would have been $10.37 million, a 10.68 percent increase. Trust fees increased 7.70 percent to $1.85 million compared with $1.72 million in the first quarter last year. Revenue from service fees increased 5.38 percent to $5.29 million compared with $5.02 million a year ago. The net gain on the sale of student loans was $1.41 million versus $1.31 million in the same quarter last year, based on the sale of $47 million compared to $44 million in the first quarter of 2005.

Noninterest expense increased 10.62 percent in the first quarter of 2006 to $20.51 million from $18.54 million in the same quarter last year. The increase was due primarily to additional salary, employee benefits and facilities expenses resulting from the acquisition of the Bridgeport bank and from the opening of new bank branches in Midlothian, Granbury and two in Abilene. The Company's efficiency ratio in the first quarter stood at 53.54 percent compared with 49.54 percent in the same quarter a year ago. Without the PULSE/Discover proceeds described above, the first quarter 2005 efficiency ratio was 53.82 percent. First Financial expects to realize better efficiencies as the Company brings its newly acquired banks into its template and as newly opened branches become profitable.

"We are pleased to begin the year with solid first quarter results," said F. Scott Dueser, President and Chief Executive Officer. "These came despite the continuing flat yield curve, which has put pressure on our net interest margin, and the highly competitive banking environment in Texas."

As of March 31, 2006, consolidated assets for the Company totaled $2.76 billion compared with $2.41 billion a year ago. Loans increased 4.66 percent to $1.25 billion at quarter end, compared with loans of $1.20 billion at the end of the 2005 first quarter. Total deposits rose 14.01 percent as of March 31, 2006 to $2.37 billion from $2.08 billion a year earlier. The acquisition of The First National Bank of Bridgeport accounted for $65.9 million of the loan growth and $132.0 million of the deposit growth. Shareholders' equity rose to $280.6 million as of March 31, 2006, compared with $266.6 million the prior year.

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that operates ten separately chartered banks with 44 locations in Texas, a trust company and a technology operating company. These subsidiaries are First Financial Bank, N.A., Abilene, Clyde and Moran; First Financial Bank, N.A., Eastland, Ranger and Rising Star; First Financial Bank, N.A., Cleburne, Burleson, Alvarado and Midlothian; Hereford State Bank, Hereford; City National Bank, Mineral Wells; San Angelo National Bank, San Angelo; First Financial Bank, N.A., Southlake, Trophy Club, Keller, Bridgeport, Decatur and Boyd; First Financial Bank, N.A., Stephenville, Granbury and Glen Rose; First National Bank, Sweetwater, Roby and Trent; Weatherford National Bank, Weatherford, Willow Park and Aledo; First Financial Trust & Asset Management Company, N.A.; and First Technology Services, Inc.

The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our Web site at http://www.ffin.com.

                                      *****


Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                 (In thousands, except share and per share data)


                                                                    March 31,
                                                          -------------------------------
                                                               2006              2005
                                                          --------------  ---------------
ASSETS:
Cash and due from banks                                   $      117,189  $        91,934
Fed funds sold                                                   132,925           50,950
Investment securities                                          1,105,816          947,346
Loans                                                          1,254,973        1,199,117
     Allowance for loan losses                                   (15,116)         (14,409)
                                                          --------------  ---------------
Net loans                                                      1,239,857        1,184,708
Premises and equipment                                            60,933           53,997
Goodwill                                                          62,035           50,758
Other intangible assets                                            5,855            2,956
Other assets                                                      33,508           25,692
                                                          --------------  ---------------
     Total assets                                         $    2,758,118  $     2,408,341
                                                          ==============  ===============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                              $      608,161  $       521,453
Interest-bearing deposits                                      1,760,958        1,556,481
                                                          --------------  ---------------
     Total deposits                                            2,369,119        2,077,934
Short-term borrowings                                             86,384           43,520
Other liabilities                                                 21,987           20,322
Shareholders' equity                                             280,628          266,565
                                                          --------------  ---------------
     Total liabilities and shareholders' equity           $    2,758,118  $     2,408,341
                                                          ==============  ===============

                                                                Three Months Ended
                                                                     March 31,
                                                          -------------------------------
INCOME STATEMENTS                                              2006              2005
                                                          --------------  ---------------
Interest income                                           $       36,401  $        28,534
Interest expense                                                  10,750            5,677
                                                          --------------  ---------------
Net interest income                                               25,651           22,857
Provision for loan losses                                            333              410
                                                          --------------  ---------------
Net interest income after
     provision for loan losses                                    25,318           22,447
Noninterest income                                                11,478           13,350
Noninterest expense                                               20,511           18,542
                                                          --------------  ---------------
     Net income before income taxes                               16,285           17,255
Income tax expense                                                 4,818            5,179
                                                          --------------  ---------------
     Net income                                           $       11,467  $        12,076
                                                          ==============  ===============

PER COMMON SHARE DATA
Net income - basic                                        $         0.55  $          0.58
Net income - diluted                                                0.55             0.58
Cash dividends                                                      0.28             0.26
Book value                                                         13.55            12.88
Market  value                                                      38.30            33.47
Shares outstanding - end of period                            20,717,481       20,688,642
Average outstanding shares - basic                            20,715,484       20,684,392
Average outstanding shares - diluted                          20,773,616       20,772,559

PERFORMANCE RATIOS
Return on average assets                                            1.71 %           2.04 %
Return on average equity                                           16.71            18.19
Net interest margin (tax equivalent)                                4.41             4.52
Efficiency ratio                                                   53.54            49.54


Note: On April 26, 2005, the Company's Board of Directors declared a four-for-three stock split in the form of a 33% stock dividend effective June 1, 2005. All share and per share amounts in this earnings release have been restated to reflect this stock split.

                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                                 (In thousands)


                                                                             Quarter Ended
                                             ---------------------------------------------------------------------------------
                                                  2006                                    2005
                                             ------------   ------------------------------------------------------------------
                                                March 31,      Dec. 31,         Sep. 30,          June 30,         March 31,
                                             ------------   -------------    -------------    ---------------   --------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period               $     14,719   $      14,375    $      14,323    $        14,409   $       13,837
Loans charged off                                    (380)           (529)            (486)              (552)            (390)
Loan recoveries                                       444             175              221                143              187
                                             ------------   -------------    -------------    ---------------   --------------
Net (charge-offs) recoveries                           64            (354)            (265)              (409)            (203)
Allowance established at acquisition                    -             429                -                  -              365
Provision for loan losses                             333             269              317                323              410
                                             ------------   -------------    -------------    ---------------   --------------
Balance at end of period                     $     15,116   $      14,719    $      14,375    $        14,323   $       14,409
                                             ============   =============    =============    ===============   ==============

Allowance for loan losses /
     period-end loans                                1.20  %         1.14  %          1.19 %             1.20  %          1.20 %
Allowance for loan losses /
     nonperforming loans                            401.3           415.9            475.1              609.7            462.6
Net charge-offs (recoveries) / average loans
     (annualized)                                   (0.02)           0.11             0.09               0.14             0.07


NONPERFORMING ASSETS
Nonaccrual loans                             $      3,570   $       3,524   $        2,989    $         2,323   $        3,112
Accruing loans 90 days past due                       197              15               37                 26                3
                                             ------------   -------------    -------------    ---------------   --------------
     Total nonperforming loans                      3,767           3,539            3,026              2,349            3,115
Foreclosed assets                                     588             705              796                838            1,138
                                             ------------   -------------    -------------    ---------------   --------------
     Total nonperforming assets              $      4,355   $       4,244    $       3,822    $         3,187   $        4,253
                                             ============   =============    =============    ===============   ==============

As a % of loans and foreclosed assets                0.35  %         0.33  %          0.32 %             0.27  %          0.35 %


CAPITAL RATIOS
Tier 1 Risk-based                                   14.54  %        14.17  %         15.90 %            15.60  %         15.37 %
Total Risk-based                                    15.52           15.13            16.92              16.62            16.41
Tier 1 Leverage                                      8.22            8.56             9.30               9.08             8.94
Equity to assets                                    10.17           10.11            11.15              11.30            11.07



RECONCILIATION OF NET INCOME TO NET                                                                  Three Months Ended
INCOME EXCLUDING GAIN ON SALE OF PULSE                                                                     March 31,
OWNERSHIP RIGHTS                                                                              --------------------------------
                                                                                                     2006              2005
                                                                                              ---------------   --------------
Net Income                                                                                    $        11,467   $       12,076
Gain on sale of PULSE ownership rights                                                                      -            2,980
   Less Tax Effect                                                                                          -           (1,043)
                                                                                              ---------------   --------------
         Net Gain on sale of Pulse ownership rights                                                         -            1,937
                                                                                              ---------------   --------------
Net Income excluding gain on sale of Pulse
     Ownership rights                                                                         $        11,467   $       10,139
                                                                                              ===============   ==============


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                                 (In thousands)

                                                                                                     Three Months Ended
                                                                                                          March 31,
                                                                                              --------------------------------
                                                                                                    2006              2005
                                                                                              ---------------   --------------
NONINTEREST INCOME
Gain on sale of student loans, net                                                            $         1,410   $        1,309
Gain on sale of PULSE ownership rights                                                                      -            2,980
Gain on securities transactions, net                                                                        -               41
Trust fees                                                                                              1,847            1,715
Service charges on deposits                                                                             5,288            5,018
Real estate mortgage fees                                                                                 449              412
Net gain (loss) on sale of foreclosed assets                                                              (11)              12
ATM and credit card fees                                                                                1,440            1,123
Other noninterest income                                                                                1,055              740
                                                                                              ---------------   --------------
     Total Noninterest Income                                                                 $        11,478   $       13,350
                                                                                              ===============   ==============


                                                                                                      Three Months Ended
                                                                                                          March 31,
                                                                                              --------------------------------
                                                                                                    2006              2005
                                                                                              ---------------   --------------
NONINTEREST EXPENSE
Salaries and Employee Benefits                                                                $        11,388   $        9,879
Net Occupancy Expense                                                                                   1,475            1,155
Equipment Expense                                                                                       1,705            1,486
Printing, Stationery and Supplies                                                                         498              521
ATM and credit card expenses                                                                              810              680
Audit  Fees                                                                                               249              423
Legal, Tax and Professional Fees                                                                          544              734
Correspondent Bank Service Charges                                                                        312              383
Advertising and Public Relations                                                                          567              673
Amortization of Intangible Assets                                                                         226              103
Other Noninterest Expense                                                                               2,737            2,505
                                                                                              ---------------   --------------
     Total Noninterest Expense                                                                $        20,511   $       18,542
                                                                                              ===============   ==============

TAX EQUIVALENT YIELD ADJUSTMENT                                                               $         1,177   $        1,223
                                                                                              ===============   ==============


AVERAGE BALANCES AND YIELD/RATES                                                             Three Months Ended
                                                                                               March 31, 2006
                                                                            ----------------------------------------------------
                                                                                Average        Tax Equivalent         Yield /
                                                                                Balance           Interest             Rate
                                                                            --------------     --------------      -------------
Interest Earning Assets:
  Fed Funds Sold                                                            $      105,580     $        1,117             4.23 %
  Interest Bearing Deposits in Nonaffiliated Banks                                   5,904                 64             4.35 %
  Taxable Securities                                                               841,914              9,250             4.39 %
  Tax Exempt Securities                                                            230,310              3,612             6.27 %
  Loans                                                                          1,286,932             23,535             7.42 %
                                                                            --------------     --------------      -------------
Total Interest Earning Assets                                                    2,470,640             37,578             6.17 %
                                                                                               --------------      -------------
Non-interest Earning Assets                                                        256,474
                                                                            --------------
Total Assets                                                                $    2,727,114
                                                                            ==============

Interest Bearing Liabilities:
  Deposits                                                                  $    1,757,804     $        9,854             2.27 %
  Fed Funds Purchased and Other Short Term Borrowings                               88,229                896             4.12 %
                                                                            --------------     --------------      -------------
Total Interest Bearing Liabilities                                               1,846,033             10,750             2.36 %
                                                                                               --------------      -------------
Non-interest Bearing Liabilities                                                   602,716
Shareholders' Equity                                                               278,365
                                                                            --------------
Total Liabilities and Shareholders' Equity                                  $    2,727,114
                                                                            ==============

Net Interest Income and Margin (Tax Equivalent)                                                $       26,828             4.41 %
                                                                                               ==============      =============